As filed with the Securities and Exchange Commission on February 12, 2008
Registration No. 333-147574

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 4 TO
FORM S-3

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

ZVUE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	98-0430675 (I.R.S. Employer Identification Number)

612 Howard Street, Suite 600
San Francisco, California 94105
Telephone: (415) 495-6470

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jeff Oscodar
Chief Executive Officer
ZVUE Corporation
612 Howard Street, Suite 600
San Francisco, California 94105
Telephone: (415) 495-6470

(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:
Harvey J. Kesner, Esq.
Haynes and Boone, LLP
153 East 53rd Street
New York, New York 10022
Telephone: (212) 659-7300
Facsimile: (212) 918-8989

As soon as practicable after the effective date of this Registration Statement
(Approximate date of commencement of proposed sale to the public)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box: ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Explanatory Note:    This Amendment No. 4 to the Registration Statement on Form S-3 filed by ZVUE Corporation (the “Company”) is to file a revised version of Exhibit 5.1, Opinion of Haynes and Boone, LLP. No other changes have been made to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

We are paying all of the selling security holders’ expenses related to this offering, except that the selling security holders will pay any applicable underwriting discounts and commissions. The fees and expenses payable by us in connection with this Registration Statement are estimated as follows:

Securities and Exchange Commission registration fee	$1,823.34
Accounting fees and expenses	5,000.00
Legal fees and expenses	30,000.00
Miscellaneous fees and expenses	13,176.66
Total	50,000.00

Item 15. Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law, which we refer to as the ‘‘DGCL,’’ provides, in general, that a corporation incorporated under the laws of the State of Delaware, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or any other court in which such action was brought determines such person is fairly and reasonably entitled to indemnity for such expenses.

Our certificate of incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the DGCL, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. In addition, our director and officer indemnification agreements with each of our directors and officers provide, among other things, for the indemnification to the fullest extent permitted or required by Delaware law, provided that no indemnitee will be entitled to indemnification in connection with any claim initiated by the indemnitee against us or our directors or officers unless we join or consent to the initiation of the claim, or the purchase and sale of securities by the indemnitee in violation of Section 16(b) of the Exchange Act.

Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the DGCL would permit indemnification.

Item 16. Exhibits

Exhibit No.	Description of Exhibits
2.1	Asset Purchase Agreement, dated August 1, 2007, by and among ZVUE Corporation, EBW Acquisition, Inc. and eBaum's World, Inc. (Incorporated herein by reference to Exhibit 2.1 to ZVUE Corporation's Current Report on Form 8-K filed on November 5, 2007).

4.1**	Certificate of Incorporation of ZVUE Corporation, as amended

4.2	Bylaws of ZVUE Corporation (incorporated herein by reference to Exhibit 3.2 to ZVUE Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2006)

5.1*	Opinion of Haynes and Boone, LLP

10.1
Subordination Agreement, dated October 31, 2007, by and among ZVUE Corporation, YA Global Investments, L.P. and eBaum’s World, Inc. (Incorporated herein by reference to Exhibit 10.1 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.2
Registration Rights Agreement, dated October 31, 2007, by and between ZVUE Corporation and eBaum’s World, Inc. (Incorporated herein by reference to Exhibit 10.2 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.3
Securities Purchase Agreement, dated August 2, 2007, by and between ZVUE Corporation and YA Global Investments, Inc. (Incorporated herein by reference to Exhibit 10.3 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.4
Form of Senior Secured Convertible Debenture issued to YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.4 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.5
Security Agreement, dated October 31, 2007, by and between ZVUE Corporation and YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.5 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.6	Form of $1.90 Warrant issued to YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.6 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.7	Form of $2.09 Warrant issued to YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.7 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.8
Registration Rights Agreement, dated October 31, 2007, by and between ZVUE Corporation and YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.8 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.9
Additional Securities Purchase Agreement, dated October 31, 2007, by and among ZVUE Corporation and the purchasers signatory thereto (the “Junior Purchasers”) (Incorporated herein by reference to Exhibit 10.9 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.10
Form of Junior Secured Convertible Debenture issued to the Junior Purchasers (Incorporated herein by reference to Exhibit 10.10 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.11
Security Agreement, dated October 31, 2007, by and among ZVUE Corporation and the Junior Purchasers (Incorporated herein by reference to Exhibit 10.11 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.12	Form of $1.90 Warrant issued to the Junior Purchasers (Incorporated herein by reference to Exhibit 10.12 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.13	Form of $2.09 Warrant issued to the Junior Purchasers (Incorporated herein by reference to Exhibit 10.13 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.14
Registration Rights Agreement, dated October 31, 2007, by and among ZVUE Corporation and the Junior Purchasers (Incorporated herein by reference to Exhibit 10.14 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.15
Secondary Subordination Agreement, dated October 31, 2007, by and among ZVUE Corporation, YA Global Investments, L.P., eBaum’s World, Inc. and the Junior Purchasers (Incorporated herein by reference to Exhibit 10.15 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

23.1**
Consent of Salberg & Company, P.A. to the incorporation by reference of its report and the financial statements of Handheld Entertainment, Inc. (now known as ZVUE Corporation) for the fiscal years ended December 31, 2006 and 2005.

23.2**	Consent of Salberg & Company, P.A. to the incorporation by reference of its report and the financial statements of eBaum’s World, Inc. for the fiscal years ended December 31, 2006 and 2005.

23.3*	Consent of Haynes and Boone, LLP (included in Exhibit 5.1)

24.1**	Power of Attorney (included on signature page)

* filed herewith

** previously filed

Item 17. Undertakings

The undersigned Registrant hereby undertakes:

1.
For determining liability under the Securities Act, the small business issuer will treat each post-effective amendment as a new registration statement of the securities offered, and the offering of such securities at that time to be the initial bona fide offering.

2.	To file a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

3.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the provisions described under Item 15 above, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

4.
For purposes of determining liability under the Securities Act of 1933 to any purchaser: Each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be a part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

5.
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to 15(d) of the Securities Exchange Act of 1934, as amended) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on this 12th day of February, 2008.

ZVUE CORPORATION
By:	/s/ Jeff Oscodar
Jeff Oscodar, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

By:		February 12, 2008
/s/ Jeff Oscodar
Jeff Oscodar, Director, President and Chief Executive Officer (principal executive officer)

By:		February 12, 2008
/s/ Tom Hillman
Tom Hillman, Interim Chief Financial Officer (principal financial and accounting officer)

By:		February 12, 2008
*
Bill Keating, Chairman

By:		February 12, 2008
*
Carl Page, Director

By:		February 12, 2008
*
David F. Hadley, Director

By:		February 12, 2008
*
Carl Goldfischer, MD, Director

By:		February 12, 2008
*
Geoff Mulligan, Director

By:

Robert F. Austrian, Director

*Signed by Jeff Oscodar as attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
2.1	Asset Purchase Agreement, dated August 1, 2007, by and among ZVUE Corporation, EBW Acquisition, Inc. and eBaum's World, Inc. (Incorporated herein by reference to Exhibit 2.1 to ZVUE Corporation's Current Report on Form 8-K filed on November 5, 2007).

4.1**	Certificate of Incorporation of ZVUE Corporation, as amended

4.2	Bylaws of ZVUE Corporation (incorporated herein by reference to Exhibit 3.2 to ZVUE Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2006)

5.1*	Opinion of Haynes and Boone

10.1
Subordination Agreement, dated October 31, 2007, by and among ZVUE Corporation, YA Global Investments, L.P. and eBaum’s World, Inc. (Incorporated herein by reference to Exhibit 10.1 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.2
Registration Rights Agreement, dated October 31, 2007, by and between ZVUE Corporation and eBaum’s World, Inc. (Incorporated herein by reference to Exhibit 10.2 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.3
Securities Purchase Agreement, dated August 2, 2007, by and between ZVUE Corporation and YA Global Investments, Inc. (Incorporated herein by reference to Exhibit 10.3 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.4
Form of Senior Secured Convertible Debenture issued to YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.4 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.5
Security Agreement, dated October 31, 2007, by and between ZVUE Corporation and YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.5 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.6	Form of $1.90 Warrant issued to YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.6 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.7	Form of $2.09 Warrant issued to YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.7 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.8
Registration Rights Agreement, dated October 31, 2007, by and between ZVUE Corporation and YA Global Investments, L.P. (Incorporated herein by reference to Exhibit 10.8 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.9
Additional Securities Purchase Agreement, dated October 31, 2007, by and among ZVUE Corporation and the purchasers signatory thereto (the “Junior Purchasers”) (Incorporated herein by reference to Exhibit 10.9 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.10
Form of Junior Secured Convertible Debenture issued to the Junior Purchasers (Incorporated herein by reference to Exhibit 10.10 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.11
Security Agreement, dated October 31, 2007, by and among ZVUE Corporation and the Junior Purchasers (Incorporated herein by reference to Exhibit 10.11 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.12	Form of $1.90 Warrant issued to the Junior Purchasers (Incorporated herein by reference to Exhibit 10.12 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.13	Form of $2.09 Warrant issued to the Junior Purchasers (Incorporated herein by reference to Exhibit 10.13 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.14
Registration Rights Agreement, dated October 31, 2007, by and among ZVUE Corporation and the Junior Purchasers (Incorporated herein by reference to Exhibit 10.14 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

10.15
Secondary Subordination Agreement, dated October 31, 2007, by and among ZVUE Corporation, YA Global Investments, L.P., eBaum’s World, Inc. and the Junior Purchasers (Incorporated herein by reference to Exhibit 10.15 to ZVUE Corporation’s Current Report on Form 8-K filed on November 5, 2007).

23.1**
Consent of Salberg & Company, P.A. to the incorporation by reference of its report and the financial statements of Handheld Entertainment, Inc. (now known as ZVUE Corporation) for the fiscal years ended December 31, 2006 and 2005.

23.2**	Consent of Salberg & Company, P.A. to the incorporation by reference of its report and the financial statements of eBaum’s World, Inc. for the fiscal years ended December 31, 2006 and 2005.

23.3*	Consent of Haynes and Boone, LLP (included in Exhibit 5.1)

24.1**	Power of Attorney (included on signature page)

* filed herewith

** previously filed